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                                                                    EXHIBIT 23.1


The Board of Directors
ftd.com inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                 /S/ KPMG LLP

Chicago, Illinois
June 24, 1999